BMBC

BRYN MAWR BANK CORPORATION

February 2018

NASDAQ: BMTC

Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

- Please see the section titled Forward Looking Statements and Safe Harbor beginning on slide 11 for more information regarding these types of statements.

- The information contained in this presentation is correct only as of February 7, 2018. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

BMBC
BRYN MAWR BANK CORPORATION

Bryn Mawr Trust - Overview

Bryn Mawr Trust is a highly profitable organization focused on building long-term shareholder value by growing our business organically and continually improving our operational effectiveness.

Our vision is to be the premier bank and wealth management services organization in the Delaware Valley region. To achieve this objective, we will partner with our clients, through their financial life cycle, to help them achieve their financial goals by providing local access to a comprehensive suite of financial solutions delivered by knowledgeable advisors.

Wealth Management



Wealth AUM ($ in millions)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$7,268
$7,700
$8,365
$11,328
$12,969
2013
2014
2015
2016
2017

Commercial Bank



Loans
Deposits
Assets ($ in millions)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,062
$2,247
$3,031
$3,422
$4,450
2013
2014
2015
2016
2017

BMBC
BRYN MAWR BANK CORPORATION

Market Overview



Pennsylvania
Hershey
Princeton
Montgomery
Chester
Philadelphia
Delaware
Philadelphia
New Jersey
Wilmington
New Castle
Branches (44)
One BMT Offices (4)
Wealth Offices (2)

One BMT Offices offer at least two of the following services: wealth management, insurance, lending

BMBC
BRYN MAWR BANK CORPORATION

4th Quarter 2017 Performance

	2017	2016	4Q17	3Q17	2Q17	1Q17	4Q16
Earnings							
Reported Diluted EPS	$1.32	$2.12	($0.35)	$0.62	$0.55	$0.53	$0.55
Core Diluted EPS*	$2.42	$2.12	$0.63	$0.65	$0.59	$0.55	$0.55
Asset Quality							
NCOs as a % of Average Loans (annualized)	0.10%	0.11%	0.08%	0.11%	0.10%	0.11%	0.21%
NPAs as a % of Total Assets	0.23%	0.27%	0.23%	0.15%	0.24%	0.25%	0.27%
Profitability							
Tax-equivalent Net Interest Margin	3.69%	3.76%	3.62%	3.71%	3.68%	3.74%	3.65%
Noninterest Income as a % of Operating Revenue	33.9%	33.7%	33.9%	34.6%	34.6%	32.6%	32.9%
Efficiency Ratio	60.6%	61.3%	58.6%	59.3%	62.2%	62.7%	60.3%
Return on Average Tangible Common Equity	9.23%	15.79%	-8.03%	16.52%	15.06%	14.96%	15.68%
Return on Average Tangible Common Equity (Core)*	16.35%	15.81%	16.30%	17.27%	16.28%	15.49%	15.67%
Return on Average Equity	5.76%	9.75%	-5.75%	10.72%	9.71%	9.60%	9.90%
Return on Average Equity (Core)*	10.55%	9.77%	10.45%	11.23%	10.53%	9.95%	9.89%
Return on Average Assets	0.67%	1.16%	-0.68%	1.24%	1.14%	1.13%	1.16%
Return on Average Assets (Core)*	1.23%	1.16%	1.23%	1.30%	1.23%	1.17%	1.16%
*Non-GAAP, see disclosure at the conclusion of this presentation							
Balance Sheet							
Loan Growth	29.60%	11.74%	22.73%	0.40%	4.35%	0.80%	1.69%
Loan to Deposit Ratio	97.4%	98.3%	97.4%	99.7%	99.4%	96.9%	98.3%
Tier 1 Leverage Ratio	8.49%	8.73%	8.49%	8.53%	8.63%	8.77%	8.73%

4th 2017 Quarter Highlights

- Earnings impacted from $15.2 million one-time income tax charge related to Tax Cuts and Job Act
- Completed Royal Bank Merger.
- Conversion expected in 1Q18
- Wealth Division close to $13 billion in assets under management
- Issued $70 million in subordinated notes, qualifying for Tier 2 regulatory capital
- Declared $0.22 dividend; Dividend payout ratio of 35% on core earnings

Source: Company filings
*Non-GAAP, see disclosure at the conclusion of the presentation

BMBC
BRYN MAWR BANK CORPORATION

Wealth Management Results



$14,000
$12,000
$10,000
$8,000
$6,000
$11,328
$11,726
$12,051
$12,431
$12,969
25.0%
24.8%
25.1%
24.5%
25.0%
4Q16
1Q17
2Q17
3Q17
4Q17
Wealth AUM
Wealth + Insurance fees as a % of Operating Revenues



Market vs. Fixed: Wealth AUM & Fees
100%
80%
60%
40%
20%
0%
77%
78%
75%
78%
76%
53%
53%
54%
54%
55%
47%
47%
46%
46%
45%
23%
22%
25%
22%
24%
4Q16
1Q17
2Q17
3Q17
4Q17
Market Value AUM
Fixed AUM
Market Value Fee
Fixed Fee

Wealth management assets have increased 4.3% QOQ, 14.5% YOY and over $10 billion since 2009

BMBC
BRYN MAWR BANK CORPORATION

Valuation

2018E ROATCE vs. Price/TBV



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
2018E ROATCE (%)
125%
175%
225%
275%
P / TBV
CUBI
PGC
CNOB
SASR
TSC
CCNE
BPFH
UVSP
LBAI
FCF
STBA
WSFS
BMTC
TMP
WASH
BMBC
BRYN MAWR BANK CORPORATION
2017E ROATCE: 17.4%
P/TBV: 273%

Price / 2018E EPS



75th quartile
15.2x
Median
14.9x
BMBC
BRYN MAWR BANK CORPORATION
14.5x
25th quartile
12.8x

LTM Noninterest income / Operating Revenues



75th quartile
33.9%
BMBC
BRYN MAWR BANK CORPORATION
33.9%
Median
23.7%
25th quartile
19.0%

BMBC
BRYN MAWR BANK CORPORATION

Strategic Objectives

- Grow the balance sheet to improve operating efficiencies
- Increase non-interest income as a % of total revenue
- Leverage technology to drive process innovation and increased productivity
- Export the BMT Brand by selectively investing in new markets using Private Client / Banking model
- Continue digital investment with focus on mainstream customer adoption and transforming retail model
- Supplement organic growth of bank and fee income segments with strategic acquisitions and lift-outs

Relationship Based Sales Approach

- Serve as one "BMT" team
- Relationship based vs. transactional
- Private Banking facilitates client interaction with the organization
- Focus on overlapping needs across segments
- Customize solutions and services



Wealth Management
Private Banking
Commercial Banking
Consumer Banking

BMBC
BRYN MAWR BANK CORPORATION

Deposit Focus


40%
30%
20%
10%
0%
2013
2014
2015
2016
2017
Interest DDA
Money market
Savings
Wholesale
Time Deposits
Non-interest DDA

Deposit Market Share - Philadelphia MSA(1)

Rank	Parent Holding Company	Parent State	# of Branches	Deposits in Market ($mm)	Market Share (%)	% of Total Deposits
1	TD Group US Holdings LLC	DE	147	120,968	44.8%	20.5%
2	Wells Fargo & Co.	CA	198	31,664	11.7%	2.4%
3	PNC Financial Services Group	PA	166	22,758	8.4%	8.8%
4	Citizens Financial Group Inc.	RI	182	17,548	6.5%	15.4%
5	Bank of America Corp.	NC	86	14,240	5.3%	1.1%
6	M&T Bank Corp.	NY	60	7,800	2.9%	8.3%
7	BB&T Corp.	NC	100	5,075	1.9%	3.2%
8	WSFS Financial Corp.	DE	48	4,275	1.6%	88.4%
9	Beneficial Bancorp Inc.	PA	63	4,270	1.6%	100.0%
10	Santander Holdings USA Inc.	MA	73	4,196	1.6%	6.7%
			1,123		86.3%	
11	Bryn Mawr Bank Corp.	PA	44	3,264	1.2%	98.8%
					Top 11 Banks hold:	
	Total Philadelphia MSA			269,810	87.5%	

(1) Excludes non-retail competitors (2 or fewer branches in market)


Noninterest DDA / Total Deposits
40%
30%
20%
10%
27%
26%
28%
29%
27%
21%
23%
23%
23%
22%
2013
2014
2015
2016
2017
BMTC
Peer Median

- Consistent deposit composition over time
- Strong commercial business deposits: accounts for approximately 36% of total deposits
- High percentage of noninterest deposits helps maintain low cost of funds: 0.65% during 2017
- Deposit Beta of 19% vs. SMID Median 26%(1) in 2017 (YTD)
- Recent Royal Bank acquisition includes 4 Philadelphia branches, creating new deposit growth opportunities to increase Philadelphia MSA market share

(1)Keefe, Bruyette & Woods. January 21, 2018. Deposit Beta Tracker – 4Q17 Edition, v1.

BMBC
BRYN MAWR BANK CORPORATION

Forward Looking Statements and Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections, as well as statements regarding the expected financial and other effects of the transaction, Bryn Mawr Bank Corporation's ("Bryn Mawr" or "BMBC") future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC's underlying assumptions. The words "may," "would," "should," "could," "will," "likely," "possibly," "expect," "anticipate," "intend," "indicate," "estimate," "target," "potentially," "promising," "probably," "outlook," "predict," "contemplate," "continue," "plan," "forecast," "project," "are optimistic," "are looking," "are looking forward" and "believe" or other similar words and phrases may identify forward-looking statements. Persons reading this presentation are cautioned that such statements are only predictions, and that BMBC's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in BMBC's reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, such factors include, among others, that BMBC is unable to successfully implement integration strategies in connection with its acquisitions; reputational risks and the reaction of an acquired company's customers to an acquisition by BMBC or its subsidiaries; diversion of management time on acquisition-related issues; the integration of acquired businesses with BMBC may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the need for capital, ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies; changes in tax regulations or accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. BMBC does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between BMBC and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with BMBC.

Peer Companies

Boston Private Financial	CNB Financial Corp.	ConnectOne Bancorp Inc.
Customers Bancorp Inc.	First Commonwealth Financial	Lakeland Bancorp
Peapack-Gladstone Financial	Peoples Financial Services	S&T Bancorp
Sandy Spring Bancorp Inc.	Tompkins Financial Corporation	TriState Capital Holdings Inc.
Univest Corp. of Pennsylvania	WSFS Financial Corp.	Washington Trust Bancorp

BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor's proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation's performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

$ in thousands except per share data	4Q17	3Q17	2Q17	1Q17	4Q16	FY 2017	FY 2016
Net income (a GAAP measure)	($6,200)	$10,739	$9,433	$9,044	$9,408	$23,016	$36,036
Less: Tax-effected* net loss (gain) on sale of investment securities available for sale	(18)	(47)	-	(1)	(6)	(66)	50
Add: Tax-effected* due diligence, merger-related and merger integration expenses	2,280	553	803	332	-	3,968	-
Less: Income tax adjustment**	15,193	-	-	-	-	15,193	-
Net income (core) (a non-GAAP measure)	$11,255	$11,245	$10,236	$9,375	$9,402	$42,111	$36,086
Adjusted weighted average diluted shares	17,863,739	17,253,982	17,232,767	17,182,689	17,164,675	17,381,232	17,037,114
Diluted earnings per common share (core) (a non-GAAP measure)	$0.63	$0.65	$0.59	$0.55	$0.55	$2.42	$2.12

Return on Average Assets (Core)	4Q17	3Q17	2Q17	1Q17	4Q16	FY 2017	FY 2016
Net income (core) (a non-GAAP measure)	$11,255	$11,245	$10,236	$9,375	$9,402	$42,111	$36,086
Average assets	3,640,667	3,441,906	3,333,307	3,244,060	3,215,868	3,416,146	3,105,650
Return on average assets (core) (a non-GAAP measure)	1.23%	1.30%	1.23%	1.17%	1.16%	1.23%	1.16%

Return on Average Equity (Core)	4Q17	3Q17	2Q17	1Q17	4Q16	FY 2017	FY 2016
Net income (core) (a non-GAAP measure)	$11,255	$11,245	$10,236	$9,375	$9,402	$42,111	$36,086
Average shareholders' equity	427,318	397,357	389,716	382,214	378,043	399,270	369,529
Return on average equity (core) (a non-GAAP measure)	10.45%	11.23%	10.53%	9.95%	9.89%	10.55%	9.77%

*assumed nominal tax rate of 35%. **Income tax adjustment related to the re-measure of net deferred tax assets at a lower rate from Tax Cuts and Job Act

BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

Return on Average Tangible Common Equity (Core)	4Q17	3Q17	2Q17	1Q17	4Q16	FY 2017	FY 2016
Net income (core) (a non-GAAP measure)	$11,255	$11,245	$10,236	$9,375	$9,402	$42,111	$36,086
Add: Tax-effected* amortization of intangible assets	440	440	447	450	540	1,777	2,274
Net average tangible equity (numerator)	$11,695	$11,685	$10,683	$9,825	$9,942	$43,888	$38,360
Average shareholders' equity	$427,318	$397,357	$389,716	$382,214	$378,043	$399,270	$369,529
Less: Average goodwill and intangible assets	(142,652)	(128,917)	(126,537)	(124,884)	(125,614)	(130,791)	(126,950)
Net average tangible common equity (denominator)	$284,666	$268,440	$263,179	$257,330	$252,429	$268,479	$242,579
Return on average tangible common equity (core) (a non-GAAP measure)	16.30%	17.27%	16.28%	15.49%	15.67%	16.35%	15.81%

*assumed nominal tax rate of 35%

BMBC
BRYN MAWR BANK CORPORATION